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                                                                   EXHIBIT 10.13

                                AMENDMENT NO. 12

          Amendment No. 12, dated as of January 18, 2002 (the "Amendment"), to the Senior Subordinated Credit Agreement, dated as of December 7, 1999, as amended, among Vertis, Inc. (f/k/a Big Flower Press Holdings, Inc.), a Delaware corporation (the "Company"), Vertis Holdings, Inc. (f/k/a Big Flower Holdings, Inc.), a Delaware corporation ("Holdings"), the Subsidiary Guarantors named on the signature pages hereto, the Lenders named on the signature pages hereto (the "Lenders") and Bankers Trust Company, JP Morgan Chase Bank (f/k/a The Chase Manhattan Bank) and Banc of America Bridge LLC (f/k/a NationsBridge, L.L.C.) as Agents for the Lenders (in such capacity, the "Agents") (the "Credit Agreement"). Except as otherwise indicated herein, capitalized terms used herein have the same meanings as set forth in the Credit Agreement.

                              W I T N E S S E T H :

          WHEREAS, pursuant to Section 12.6 of the Credit Agreement, the Company and the Required Lenders desire to amend certain provisions of the Credit Agreement;

          NOW THEREFORE, in consideration of the premises and covenants contained herein, and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

          1. AMENDMENT. Section 5.13 of the Credit Agreement is hereby amended by deleting the reference to January 18, 2002 in the first line of such section and replacing it with January 31, 2002.

          2. ADDITIONAL FEES. The Company agrees to pay on demand all costs and expenses of the Agents and Lenders in connection with the preparation, execution and delivery of this Amendment, including the reasonable fees and out-of-pocket expenses of Cahill Gordon & Reindel, counsel for the Agents and Lenders, with respect thereto.

          3. SCOPE OF AMENDMENT. Except as specifically amended hereby, the Credit Agreement shall remain unchanged. It is declared and agreed by each of the parties hereto that the Credit Agreement, subject to this Amendment, shall continue, in full force and effect, and that the Amendment and the Credit Agreement shall be read as and shall constitute one document.

          4. COUNTERPARTS. This Amendment may be executed in multiple counterparts, and by different parties hereto in separate counterparts, each of which when so executed

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shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

          5. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAW.

          6. ACKNOWLEDGMENT AND CONSENT BY THE SUBSIDIARY GUARANTORS. Each Subsidiary Guarantor hereby acknowledges that it has read this Amendment and consents to the terms hereof and further confirms and agrees that, notwithstanding the effectiveness of this Amendment, its obligations under its Guarantee shall not be impaired or affected and its Guarantee is, and shall continue to be, in full force and effect and is hereby confirmed and ratified in all respects.

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          WITNESS the due execution hereof by the respective duly authorized officers of the undersigned as of the date first written above.

                                    VERTIS, INC.


                                    By: /s/ John V. Howard, Jr.
                                        --------------------------------
                                        Name:    John V. Howard, Jr.
                                        Title:   Senior Vice President


                                    VERTIS HOLDINGS, INC.


                                    By: /s/ John V. Howard, Jr.
                                        --------------------------------
                                        Name:    John V. Howard, Jr.
                                        Title:   Senior Vice President


                                    SUBSIDIARY GUARANTORS:


                                    PRINTCO., INC.


                                    By: /s/ John V. Howard, Jr.
                                        --------------------------------
                                        Name:    John V. Howard, Jr.
                                        Title:   Senior Vice President


                                    WEBCRAFT LLC


                                    By: /s/ John V. Howard, Jr.
                                        --------------------------------
                                        Name:    John V. Howard, Jr.
                                        Title:   Senior Vice President


                                    WEBCRAFT CHEMICALS LLC


                                    By: /s/ John V. Howard, Jr.
                                        --------------------------------
                                        Name:    John V. Howard, Jr.

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                                        Title:   Senior Vice President


                                    ENTERON GROUP LLC.


                                    By: /s/ John V. Howard, Jr.
                                        --------------------------------
                                        Name:    John V. Howard, Jr.
                                        Title:   Senior Vice President


                                    BIG FLOWER DIGITAL SERVICES
                                    (DELAWARE), INC.


                                    By: /s/ John V. Howard, Jr.
                                        --------------------------------
                                        Name:    John V. Howard, Jr.
                                        Title:   Senior Vice President


                                    BIG FLOWER DIGITAL LLC

                                    By: BIG FLOWER DIGITAL
                                         SERVICES (DELAWARE), INC.


                                    By: /s/ John V. Howard, Jr.
                                        --------------------------------
                                        Name:    John V. Howard, Jr.
                                        Title:   Senior Vice President

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                                    AGENTS:

                                    DEUTSCHE BANK TRUST COMPANY
                                      AMERICAS,
                                      as co-agent


                                    By: /s/ David J. Flannery
                                        --------------------------------
                                        Name:    David J. Flannery
                                        Title:   Managing Director

                                    JP MORGAN CHASE BANK
                                       (formerly The Chase Manhattan Bank),
                                        as co-agent


                                    By: /s/ Randolph E. Cates
                                        --------------------------------
                                        Name:    Randolph E. Cates
                                        Title:   Vice President

                                    BANC OF AMERICA BRIDGE LLC,
                                      as co-agent


                                    By: /s/ S. Paul Trapani, III
                                        --------------------------------
                                        Name:    S. Paul Trapani
                                        Title:   Managing Director

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                                    LENDERS:

                                    DEUTSCHE BANK TRUST CORPORATION


                                    By: /s/ David J. Flannery
                                        --------------------------------
                                        Name:    David J. Flannery
                                        Title:   Managing Director


                                    JP MORGAN CHASE BANK
                                       (formerly The Chase Manhattan Bank)


                                    By: /s/ Randolph E. Cates
                                        --------------------------------
                                        Name:    Randolph E. Cates
                                        Title:   Vice President


                                    BANC OF AMERICA BRIDGE LLC


                                    By: /s/ Bradford Jones
                                        --------------------------------
                                        Name:    Bradford Jones
                                        Title:   Managing Director


                                    ARCHIMEDES FUNDING III, LTD.


                                    By: ING Capital Advisors LLC,
                                         as Collateral Manager

                                    By:
                                        --------------------------------
                                        Name:
                                        Title:

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                                    OAK HILL SECURITIES FUND II, L.P.


                                    By: Oak Hill Securities GenPar II, L.P.,
                                         its General Partner


                                    By: Oak Hill Securities MGP II, Inc.,
                                         its General Partner

                                    By:
                                        --------------------------------
                                        Name:
                                        Title:


                                    D.K. ACQUISITION PARTNERS, L.P.


                                    By: M.H. Davidson & Co.,
                                          its General Partner


                                    By:
                                        --------------------------------
                                        Name:
                                        Title:


                                    FRANKLIN FLOATING RATE TRUST


                                    By:
                                        --------------------------------
                                        Name:
                                        Title:

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                                    TCW LEVERAGED INCOME TRUST, L.P.


                                    By: TCW Advisers (Bermuda), Ltd.
                                         as Investment Adviser


                                    By:
                                        --------------------------------
                                        Name:
                                        Title:


                                    TCW LEVERAGED INCOME TRUST II, L.P.

                                    By: TCW Advisers (Bermuda), Ltd.
                                         as General Partner

                                    By:
                                        --------------------------------
                                        Name:
                                        Title:


                                    FLEET CORPORATE FINANCE, INC.


                                    By:
                                        --------------------------------
                                        Name:
                                        Title:


                                    MERRILL LYNCH GLOBAL INVESTMENT
                                      SERIES:  INCOME STRATEGIES
                                      PORTFOLIO


                                    By: Merrill Lynch Asset Management, L.P.,
                                         as Investment Advisor

                                    By:
                                        --------------------------------
                                        Name:
                                        Title:

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